FMS FINANCIAL CORPORATION

For Immediate Release
---------------------

         April 25, 2005

For Further Information Contact:  (609) 386-2400
--------------------------------  --------------

         Craig W. Yates, President
         Channing L. Smith, Vice President and Chief Financial Officer

FMS FINANCIAL REPORTS CORRECTED 1st QUARTER EARNINGS



Burlington,  New Jersey, (April 25, 2005) - FMS Financial  Corporation,  (NASDAQ
Symbol: "FMCO") is reporting a correction to its quarterly net income reported earlier today in the Consolidated Statements of Operations for the quarter ended March 31, 2005. While the first paragraph of the Company's earnings press release issued today correctly sets forth net income for the quarter ended March 31, 2005, due to a typographical error, the Company's Consolidated Statements of Operations for the period ended March 31, 2005, released earlier today, overstated net income for the first quarter by approximately $300,000. This was due to total expense for purchased services being incorrectly reported at $397,183 when it should have been reported at $697,183 under "NON-INTEREST EXPENSE" in the Consolidated Statement of Operations. Therefore, corrected net income and diluted earnings per share totaled $1,701,234 or $.26, respectively. The attached Consolidated Statement of Operations for the quarter ended March 31, 2005, has been corrected for this typographical error.

FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS

-------------------------------------------------------------------------------------------------------------------------
                                                                              Three Months ended
                                                                                 March 31,
                                                                           --------------------------------------------
                                                                                    2005                   2004
-----------------------------------------------------------------------------------------------------------------------
INTEREST  INCOME:                                                                (Unaudited)
Interest income on:
     Loans                                                                 $          6,188,264   $          6,051,776
     Mortgage-backed securities                                                       3,726,015              3,940,565
     Investments                                                                      4,088,509              3,648,937
                                                                           ---------------------  ---------------------
Total interest income                                                                14,002,788             13,641,278
                                                                           ---------------------  ---------------------

INTEREST EXPENSE:
Interest expense on:
     Deposits                                                                         2,403,790              1,780,209
     Borrowings                                                                       2,154,778              2,354,914
     Long-term debt                                                                     408,499                303,798
                                                                           ---------------------  ---------------------
Total interest expense                                                                4,967,067              4,438,921
                                                                           ---------------------  ---------------------

NET INTEREST INCOME                                                                   9,035,721              9,202,357
PROVISION FOR LOAN LOSSES                                                                90,000                 75,000
                                                                           ---------------------  ---------------------

NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                                                   8,945,721              9,127,357
                                                                           ---------------------  ---------------------

NON-INTEREST INCOME:
     Loan service charges and other fees                                                 17,180                 29,244
     Gain on sale of investment securities                                                    0                100,056
     Real estate owned operations, net                                                        0                 (1,263)
     Service charges on accounts                                                      1,268,002              1,204,240
     Other income                                                                        36,882                 29,136
                                                                           ---------------------  ---------------------
Total non-interest income                                                             1,322,064              1,361,413
                                                                           ---------------------  ---------------------
NON-INTEREST EXPENSE:
     Salaries and employee benefits                                                   4,376,028              4,125,632
     Occupancy and equipment                                                          1,436,536              1,379,656
     Purchased services                                                                 697,183                696,722
     Federal deposit insurance premiums                                                  32,139                 32,265
     Professional fees                                                                  187,250                165,783
     Advertising                                                                        108,818                111,963
     Amortization of core deposit intangible                                            179,052                179,052
     Other                                                                              365,134                337,184
                                                                           ---------------------  ---------------------
Total non-interest expenses                                                           7,382,140              7,028,257
                                                                           ---------------------  ---------------------
INCOME BEFORE INCOME TAXES                                                            2,885,645              3,460,513

INCOME TAXES                                                                          1,184,411              1,382,626
                                                                           ---------------------  ---------------------
NET INCOME                                                                  $         1,701,234   $          2,077,887
                                                                           =====================  =====================

 BASIC EARNINGS PER COMMON SHARE                                           $               0.26   $               0.32
                                                                           =====================  =====================
 DILUTED EARNINGS PER COMMON SHARE                                         $               0.26   $               0.32
                                                                           =====================  =====================

  Dividends declared per common share                                      $               0.03   $               0.03
                                                                           ---------------------  ---------------------

 Weighted average common shares outstanding                                           6,502,223              6,486,325
 Potential dilutive effect of the exercise of stock options                              38,668                 41,033
                                                                           ---------------------  ---------------------
 Adjusted weighted average common shares outstanding                                  6,540,891              6,527,358
                                                                           =====================  =====================
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